UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    November 22, 2010

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The annual meeting of shareholders of AspenBio Pharma, Inc. (the “Company”) was held on November 22, 2010 (the “Annual Meeting”).  At the Annual Meeting, the shareholders approved an amendment (the “Amendment”) to the 2002 Stock Incentive Plan (the “Plan”) to increase the number of shares of Common Stock reserved under the Plan from 6,100,000 to 6,800,000.  A copy of the Amendment is attached to this Form 8-K as an exhibit and incorporated herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on November 22, 2010, the total number of shares represented in person or by proxy was 35,450,273 of the 40,138,324 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The following matters were voted upon at the Annual Meeting:

1.     Election of Directors:  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Shareholders in 2011 or until their successors are elected and qualified.  The votes cast were as follows:

Director Nominee	Number of Votes
	Votes For	Votes Withheld
Stephen T. Lundy	15,590,790	264,480
Daryl J. Faulkner	15,484,279	370,991
Gregory S. Pusey	15,167,974	687,296
Gail S. Schoettler	15,463,829	391,441
Douglas I. Hepler	14,921,359	933,911
John H. Landon	15,483,782	371,488
Michael R. Merson	15,481,182	374,088
Mark J. Ratain	15,225,509	629,761
David E. Welch	15,570,694	284,576

2.      Approval of Amendment to 2002 Stock Incentive Plan:  The shareholders voted to amend the Plan to increase the number of shares of Common Stock reserved under the Plan from 6,100,000 to 6,800,000.  The shareholder vote as to this matter was as follows:

14,000,944 votes for	1,810,266 votes against	44,060 abstentions

3.      Ratification of Independent Registered Accounting Firm:  The shareholders voted to ratify the appointment of GHP Horwath, P.C., as the Company’s independent registered accounting firm for the fiscal year 2011.  The shareholder vote as to this matter was as follows:

34,836,419 votes for	542,257 votes against	71,597 abstentions

4.      Authorization of Reverse Stock Split:  The shareholders voted to authorize a reverse stock split of the outstanding shares of the Company’s Common Stock in a ratio of at least 1-for-2 and up to 1-for-6.  The shareholders also approved a corresponding amendment to the Company’s Articles of Incorporation to reduce the total authorized shares of the Company’s Common Stock to 30,000,000 if a reverse stock split of 1-for-3, 1-for-4, or 1-for-5 is effected, or to 20,000,000 if a reverse stock split of 1-for-6 is effected, subject to the authority of the Board of Directors to abandon such amendment.  The authority to effect the reverse stock split lasts until February 4, 2011.  The shareholder vote as to this matter was as follows:

33,369,172 votes for	2,053,129 votes against	27,972 abstentions

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

10.1	Amendment to 2002 Stock Incentive Plan of AspenBio Pharma, Inc., effective November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: November 29, 2010	By:	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment to 2002 Stock Incentive Plan of AspenBio Pharma, Inc., effective November 22, 2010.